HENDERSON GLOBAL FUNDS
Henderson High Yield Opportunities Fund

Supplement dated December 20, 2016 to the
Prospectus, Summary Prospectus and Statement of Additional Information, each dated
November 30, 2016

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

As previously announced, on October 3, 2016, Henderson Group plc (“Henderson”), the indirect parent of Henderson Global Investors (North America) Inc. (“HGINA”), the investment adviser to the Henderson High Yield Opportunities Fund (the “Fund”) and Janus Capital Group Inc. announced that their respective Boards of Directors had agreed to an all-stock merger of equals (the “Parent Company Transaction”).
HGINA has determined not to recommend the transition of the Fund to the Janus Henderson platform following the Parent Company Transaction. HGINA is considering alternative options to recommend to the Board of Trustees of the Trust, which could include a reorganization of the Fund into another fund complex or liquidation. At this time, the Fund’s current portfolio manager continues to manage the Fund under its normal investment policies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE